UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

Paradigm Value Fund

TICKER: PVFAX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about the Paradigm Value Fund ("Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.paradigmcapital.com/products/value-fund/. You can also request this information by contacting us at 1-800-595-3044.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Paradigm Value Fund	$159	1.50%
Management's Discussion of Fund Performance

The Paradigm Value Fund increased 12.65% in 2024, compared to an 8.05% increase for its benchmark, the Russell 2000 Value Index.  Since inception (January 1, 2003) on an annualized basis, the Fund has returned 11.86%, compared to 9.20% for the benchmark.

The Industrials sector was the largest contributor to performance in 2024 due to a combination of strong stock selection and an overweight allocation to this sector, returning 39.29% versus 11.69% for the benchmark, beating the benchmark industry by 2,760 basis points. The Health Care sector was another strong contributor to portfolio performance for the year, returning 27.42% versus 0.09% for the benchmark Russell 2000 Value.

From a sector perspective, the Information Technology sector detracted in the portfolio in 2024, reflecting stock-specific headwinds in Semiconductors & Semiconductor Equipment and Software & Services industries within the sector.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year
Paradigm Value Fund	12.65%	9.28%	9.73%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2000® Value Index	8.05%	7.29%	7.14%
Fund Statistics
Net Assets ($)	$49,863,855
Number of Portfolio Holdings	43
Portfolio Turnover Rate (%)	26%
Total Advisory Fees Paid ($)	$770,560

1

What did the Fund invest in?
Top Ten Holdings
Top 10	% of Total Investments
EMCOR Group Inc.	8.1%
Summit Materials, Inc. - Class A	5.5%
A10 Networks, Inc.	4.6%
Addus HomeCare Corporation	4.5%
Kulicke & Soffa Industries Inc.	4.2%
Kforce Inc.	4.0%
RadNet, Inc.	3.9%
Enovis Corporation	3.5%
Mid-America Apartment Communities Inc.	3.2%
Sensient Technologies Corporation	3.1%
Sectors (% of Total Investments)

Availability of Additional Information about the Fund

Additional information is available at https://www.paradigmcapital.com/paradigm-capital-products/fact-sheets-forms-filings/, including its:

  Prospectus

  Holdings

  Fund Commentary

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-595-3044 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Paradigm Select Fund

TICKER: PFSLX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about the Paradigm Select Fund ("Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.paradigmcapital.com/products/select-fund/. You can also request this information by contacting us at 1-800-595-3044.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Paradigm Select Fund	$125	1.15%
Management's Discussion of Fund Performance

The Paradigm Select Fund gained 16.73% in 2024, compared to an increase of 12.00% for its benchmark, the Russell 2500 Index.  Since inception (January 1, 2005) on an annualized basis, the Fund has returned 10.31% compared to 8.78% for the benchmark.

The Health Care sector was the greatest contributor to absolute performance in 2024 due to a combination of strong stock selection and an overweight allocation to this sector, returning 45.01% versus 2.54% for the Russell 2500, outperforming the benchmark by 4,247 basis points.  Holdings in the Health Care Equipment & Services and Health Care Equipment and Supplies drove performance, returning 108.99% and 20.02% versus 22.82% and 1.84% for the benchmark Russell 2500, respectively. The Industrials and Information Technology sectors also positively contributed to the portfolio in 2024.

Due to the overall strength of equities in 2024, there were no material detracting sectors in the portfolio.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year
Paradigm Select Fund	16.73%	12.50%	11.56%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 2500® Index	12.00%	8.77%	8.85%
Fund Statistics
Net Assets ($)	$130,348,614
Number of Portfolio Holdings	45
Portfolio Turnover Rate (%)	15%
Total Advisory Fees Paid ($)	$1,432,475
Total Advisory Fees Before Waiver ($)	$1,868,446

1

What did the Fund invest in?
Top Ten Holdings
Top 10	% of Total Investments
Goldman Sachs FS Government Fund Institutional Class	8.7%
Natera, Inc.	8.4%
EMCOR Group Inc.	8.2%
Marvell Technology, Inc.	6.4%
Globus Medical, Inc. - Class A	6.1%
Builders FirstSource, Inc.	4.7%
Boise Cascade Company	3.8%
Teradyne, Inc.	3.3%
Garmin Ltd.	3.0%
Kforce Inc.	3.0%
Sectors (% of Total Investments)

Availability of Additional Information about the Fund

Additional information is available at https://www.paradigmcapital.com/paradigm-capital-products/fact-sheets-forms-filings/, including its:

  Prospectus

  Holdings

  Fund Commentary

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-595-3044 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Paradigm Micro-Cap Fund

TICKER: PVIVX

Annual Shareholder Report

December 31, 2024

This annual shareholder report contains important information about the Paradigm Micro-Cap Fund ("Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.paradigmcapital.com/products/micro-cap-fund/. You can also request this information by contacting us at 1-800-595-3044.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Paradigm Micro-Cap Fund	$133	1.25%
Management's Discussion of Fund Performance

The Paradigm Micro-Cap Fund increased 13.52% in 2024, compared to an increase of 13.70% for its benchmark, the Russell Microcap Index. Since inception (January 1, 2008) on an annualized basis, the Fund has returned 9.80%, compared to 6.93% for the benchmark.

The Health Care sector and the Industrials sector were the largest contributors in 2024, each adding about 600+ basis points to the overall performance.  The Health Care sector, driven by an overweight allocation to the sector, had an absolute performance of 23.77% versus 9.27% for the benchmark Russell Microcap, an outperformance of 1,450 basis points. The Industrials sector returned 34.76% versus 19.96% for the benchmark, an outperformance of 1,480 basis points.

There were no material detractors to the portfolio in 2024, given the overall strength of equity markets.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year
Paradigm Micro-Cap Fund	13.52%	14.82%	11.18%
S&P 500® Index	25.02%	14.53%	13.10%
Russell Microcap® Index	13.70%	6.97%	6.77%
Fund Statistics
Net Assets ($)	$167,970,774
Number of Portfolio Holdings	49
Portfolio Turnover Rate (%)	48%
Total Advisory Fees Paid ($)	$2,037,790

1

What did the Fund invest in?
Top Ten Holdings
Top 10	% of Total Investments
Modine Manufacturing Company	8.3%
Goldman Sachs FS Government Fund Institutional Class	5.5%
Onto Innovation Inc.	4.0%
Insight Enterprises, Inc.	3.6%
MiMedx Group, Inc.	3.5%
Summit Materials, Inc. - Class A	3.3%
J.Jill, Inc.	3.3%
Integra LifeSciences Holdings Corporation	3.2%
The Ensign Group, Inc.	3.2%
Citi Trends, Inc.	3.1%
Sectors (% of Total Investments)

Availability of Additional Information about the Fund

Additional information is available at https://www.paradigmcapital.com/paradigm-capital-products/fact-sheets-forms-filings/, including its:

  Prospectus

  Holdings

  Fund Commentary

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-595-3044 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/24	FYE 12/31/23
Audit Fees	$32,400	$31,500
Audit-Related Fees	$0	$0
Tax Fees	$10,500	$10,500
All Other Fees	$1,000	$1,000

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.
All Other Fees: Semi-Annual Report and Semi-Annual Financials review.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/24	FYE 12/31/23
Registrant	$11,500	$11,500
Registrant's Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Paradigm Value Fund

		Schedule of Investments
		December 31, 2024
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
37,000	Air Transport Services Group, Inc. *	$ 813,260	1.63%

Communications Services, NEC
30,000	Calix, Inc. *	1,046,100	2.10%

Computer Communications Equipment
124,300	A10 Networks, Inc.	2,287,120
40,000	Extreme Networks, Inc. *	669,600
		2,956,720	5.93%

Electrical Work
8,900	EMCOR Group Inc.	4,039,710	8.10%

Industrial Organic Chemicals
21,700	Sensient Technologies Corporation	1,546,342	3.10%

Laboratory Analytical Instruments
12,500	Revvity, Inc.	1,395,125	2.80%

Measuring & Controlling Devices, NEC
4,000	Onto Innovation Inc. *	666,680	1.34%

Mining & Quarrying of Nonmetallic Minerals (No Fuels)
54,000	Summit Materials, Inc. - Class A *	2,732,400	5.48%

Motor Vehicle Parts & Accessories
10,000	Modine Manufacturing Company *	1,159,300	2.33%

National Commercial Banks
32,000	First Merchants Corporation	1,276,480
9,000	National Bank Holdings Corporation - Class A	387,540
		1,664,020	3.34%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
40,000	Enovis Corporation *	1,755,200	3.52%

Printed Circuit Boards
10,000	Jabil, Inc.	1,439,000	2.89%

Retail - Catalog & Mail-Order Houses
4,000	Insight Enterprises, Inc. *	608,400	1.22%

Retail - Family Clothing Stores
67,600	American Eagle Outfitters, Inc.	1,126,892	2.26%

Retail - Retail Stores, NEC
6,000	IAC Inc. *	258,840	0.52%

Semiconductors & Related Devices
44,600	Kulicke & Soffa Industries Inc. (Singapore)	2,081,036
11,700	Qorvo, Inc. *	818,181
		2,899,217	5.81%

Services - Business Services, NEC
5,900	Concentrix Corporation	255,293
80,000	Conduent Incorporated *	323,200
		578,493	1.16%

Services - Help Supply Services
35,200	Kforce Inc.	1,995,840	4.00%

Services - Home Health Care Services
17,800	Addus HomeCare Corporation *	2,231,230	4.47%

Services - Medical Laboratories
27,700	RadNet, Inc. *	1,934,568	3.88%

Services - Prepackaged Software
6,666	Consensus Cloud Solutions Inc. *	159,051	0.32%

Services - Services, NEC
160,000	Enviri Corporation *	1,232,000	2.47%

Services - Skilled Nursing Care Facilities
6,000	The Ensign Group, Inc.	797,160	1.60%

Special Industry Machinery (No Metalworking Machinery)
3,500	Kadant Inc.	1,207,465	2.42%

Special Industry Machinery, NEC
30,900	Azenta, Inc. *	1,545,000
20,000	Veeco Instruments Inc. *	536,000
		2,081,000	4.17%

State Commercial Banks
6,000	Banner Corporation	400,620
16,000	Renasant Corporation	572,000
		972,620	1.95%

Surgical & Medical Instruments & Apparatus
50,000	Integra LifeSciences Holdings Corporation *	1,134,000
60,000	Orthofix Medical Inc. *	1,047,600
80,000	SI-BONE, Inc. *	1,121,600
80,000	Tactile Systems Technology, Inc. *	1,370,400
		4,673,600	9.37%

Telegraph & Other Message Communications
7,200	Ziff Davis, Inc. *	391,248	0.78%

Telephone & Telegraph Apparatus
4,000	Fabrinet (Thailand) *	879,520	1.76%

Transportation Services
8,300	GATX Corp.	1,286,168	2.58%

Water, Sewer, Pipeline, Comm & Power Line Construction
5,000	Primoris Services Corporation	382,000	0.77%

Wholesale - Computers & Peripheral Equipment & Software
10,832	TD SYNNEX Corporation	1,270,377	2.55%

Total for Common Stocks (Cost $17,526,678)		48,179,546	96.62%

REAL ESTATE INVESTMENT TRUSTS
10,450	Mid-America Apartment Communities Inc.	1,615,256	3.24%
Total for Real Estate Investment Trusts (Cost $292,493)

MONEY MARKET FUNDS
115,859	Goldman Sachs FS Government Fund Institutional
	Class 4.36% **	115,859	0.23%
Total for Money Market Funds (Cost $115,859)

Total Investment Securities		49,910,661	100.09%
	(Cost $17,935,030)

Liabilities in Excess of Other Assets		(46,806)	-0.09%

Net Assets		$ 49,863,855	100.00%

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at December 31, 2024.
The accompanying notes are an integral part of these financial statements.

Paradigm Select Fund

		Schedule of Investments
		December 31, 2024
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aircraft Parts & Auxiliary Equipment, NEC
15,000	Ducommun Incorporated *	$ 954,900	0.73%

Communications Equipment, NEC
24,600	Lumentum Holdings Inc. *	2,065,170	1.58%

Electrical Work
23,600	EMCOR Group Inc.	10,712,040	8.22%

Electromedical & Electrotherapeutic Apparatus
4,200	Integer Holdings Corporation *	556,584
10,200	Masimo Corporation *	1,686,060
		2,242,644	1.72%

Fire, Marine & Casualty Insurance
6,450	American Financial Group Inc.	883,198	0.68%

General Industrial Machinery & Equipment
102,300	Zurn Elkay Water Solutions Corp.	3,815,790	2.93%

In Vitro & In Vivo Diagnostic Substances
205,100	Neogen Corporation *	2,489,914	1.91%

Industrial Organic Chemicals
27,100	Sensient Technologies Corporation	1,931,146	1.48%

Instruments for Measurement & Testing of Electricity & Electric Signals
33,650	Teradyne, Inc.	4,237,208	3.25%

Measuring & Controlling Devices, NEC
8,000	Onto Innovation Inc. *	1,333,360	1.02%

Miscellaneous Manufacturing Industries
16,600	Hillenbrand, Inc.	510,948	0.39%

Motors & Generators
12,200	Regal Rexnord Corporation	1,892,586	1.45%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
40,000	Enovis Corporation *	1,755,200	1.35%

Plastics Products
12,000	Entegris, Inc.	1,188,720	0.91%

Printed Circuit Boards
17,400	Jabil, Inc.	2,503,860	1.92%

Radio & TV Broadcasting & Communications Equipment
80,000	Aviat Networks, Inc. *	1,448,800	1.11%

Retail - Catalog & Mail-Order Houses
10,000	Insight Enterprises, Inc. *	1,521,000	1.17%

Retail - Family Clothing Stores
62,000	American Eagle Outfitters, Inc.	1,033,540	0.79%

Retail - Lumber & Other Building Materials Dealers
42,700	Builders FirstSource, Inc. *	6,103,111	4.68%

Retail - Radio, TV & Consumer Electronics Stores
41,900	Best Buy Co., Inc.	3,595,020	2.76%

Search, Detection, Navigation, Guidance, Aeronautical Systems
19,075	Garmin Ltd. (Switzerland)	3,934,409	3.02%

Semiconductors & Related Devices
80,175	Kulicke & Soffa Industries Inc. (Singapore)	3,740,966
75,700	Marvell Technology, Inc.	8,361,065
12,800	Qorvo, Inc. *	895,104
		12,997,135	9.97%

Services - Business Services, NEC
48,000	Concentrix Corporation	2,076,960	1.59%

Services - Help Supply Services
77,625	Kelly Services, Inc. - Class A	1,082,093
68,325	Kforce Inc.	3,874,027
		4,956,120	3.80%

Services - Medical Laboratories
68,800	Natera, Inc. *	10,891,040	8.36%

Services - Prepackaged Software
32,100	Progress Software Corporation	2,091,315	1.60%

Services - Services, NEC
200,000	Enviri Corporation *	1,540,000	1.18%

Services - Skilled Nursing Care Facilities
10,000	The Ensign Group, Inc.	1,328,600	1.02%

Special Industry Machinery, NEC
24,000	Axcelis Technologies, Inc. *	1,676,880	1.29%

Steel Pipe & Tubes
18,000	ATI Inc. *	990,720	0.76%

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
15,600	Carpenter Technology Corporation	2,647,476	2.03%

Surgical & Medical Instruments & Apparatus
96,200	Globus Medical, Inc. - Class A *	7,956,702
60,000	Integra LifeSciences Holdings Corporation *	1,360,800
20,000	SI-BONE, Inc. *	280,400
100,000	Tactile Systems Technology, Inc. *	1,713,000
		11,310,902	8.68%

Title Insurance
5,900	Fidelity National Financial, Inc.	331,226	0.25%

Wholesale - Computers & Peripheral Equipment & Software
15,000	TD SYNNEX Corporation	1,759,200	1.35%

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
18,000	EnerSys	1,663,740	1.28%

Wholesale - Lumber & Other Construction Materials
42,000	Boise Cascade Company	4,992,120	3.83%

Total for Common Stocks (Cost $65,838,361)		117,405,998	90.06%

REAL ESTATE INVESTMENT TRUSTS
10,350	Mid-America Apartment Communities Inc.	1,599,800	1.23%
Total for Real Estate Investment Trusts (Cost $1,225,246)

MONEY MARKET FUNDS
11,387,484	Goldman Sachs FS Government Fund Institutional
	Class 4.36% **	11,387,484	8.74%
Total for Money Market Funds (Cost $11,387,484)

Total Investment Securities		130,393,282	100.03%
	(Cost $78,451,091)

Liabilities in Excess of Other Assets		(44,668)	-0.03%

Net Assets		$ 130,348,614	100.00%

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at December 31, 2024.
The accompanying notes are an integral part of these financial statements.

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2024
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aircraft Parts & Auxiliary Equipment, NEC
40,000	Ducommun Incorporated *	$ 2,546,400	1.52%

Communications Services, NEC
60,000	Calix, Inc. *	2,092,200	1.25%

Computer Communications Equipment
200,000	A10 Networks, Inc.	3,680,000
200,000	Extreme Networks, Inc. *	3,348,000
		7,028,000	4.18%

Footwear (No Rubber)
140,000	Caleres, Inc.	3,242,400	1.93%

Household Audio & Video Equipment
149,200	Arlo Technologies, Inc. *	1,669,548	0.99%

Industrial Organic Chemicals
5,950	Sensient Technologies Corporation	423,997	0.25%

Instruments For Measurement & Testing of Electricity & Electric Signals
32,650	Cohu, Inc. *	871,755	0.52%

In Vitro & In Vivo Diagnostic Substances
40,000	QuidelOrtho Corporation *	1,782,000	1.06%

Measuring & Controlling Devices, NEC
40,000	Onto Innovation Inc. *	6,666,800	3.97%

Metalworking Machinery & Equipment
600,000	NN, Inc. *	1,962,000	1.17%

Millwood, Veneer, Plywood & Structural Wood Members
50,000	American Woodmark Corporation *	3,976,500	2.37%

Mining & Quarrying of Nonmetallic Minerals (No Fuels)
110,000	Summit Materials, Inc. - Class A *	5,566,000	3.31%

Miscellaneous Manufacturing Industries
5,200	Hillenbrand, Inc.	160,056	0.10%

Motor Vehicle Parts & Accessories
120,000	Modine Manufacturing Company *	13,911,600	8.28%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
40,000	Enovis Corporation *	1,755,200	1.05%

Pharmaceutical Preparations
200,000	Eton Pharmaceuticals, Inc. *	2,664,000
191,000	Nature's Sunshine Products, Inc. *	2,800,060
400,000	Ocular Therapeutix, Inc. *	3,416,000
		8,880,060	5.29%

Retail - Apparel & Accesory Stores
200,000	Citi Trends, Inc. *	5,250,000	3.13%

Retail - Catalog & Mail-Order Houses
40,000	Insight Enterprises, Inc. *	6,084,000	3.62%

Retail - Family Clothing Stores
13,300	American Eagle Outfitters, Inc.	221,711	0.13%

Semiconductors & Related Devices
33,700	Kulicke & Soffa Industries Inc. (Singapore)	1,572,442	0.94%

Services - Computer Integrated Systems Design
1,200,000	Ribbon Communications Inc. *	4,992,000	2.97%

Services - Health Services
100,000	The Pennant Group, Inc. *	2,652,000	1.58%

Services - Help Supply Services
55,000	Cross Country Healthcare, Inc. *	998,800	0.59%

Services - Home Health Care Services
19,700	Addus HomeCare Corporation *	2,469,395	1.47%

Services - Management Consulting Services
100,000	Montrose Environmental Group, Inc. *	1,855,000	1.10%

Services - Miscellaneous Health & Allied Services, NEC
150,000	Viemed Healthcare, Inc. *	1,203,000	0.72%

Services - Prepackaged Software
400,000	Cerence Inc. *	3,140,000
10,900	Progress Software Corporation	710,135
		3,850,135	2.29%

Services - Services, NEC
500,000	Enviri Corp. *	3,850,000	2.29%

Services - Skilled Nursing Care Facilities
150,000	PACS Group, Inc. *	1,966,500
40,000	The Ensign Group, Inc.	5,314,400
		7,280,900	4.33%

Special Industry Machinery (No Metalworking Machinery)
13,900	Kadant Inc.	4,795,361	2.85%

Special Industry Machinery, NEC
50,000	Axcelis Technologies, Inc. *	3,493,500
9,800	Azenta, Inc. *	490,000
150,000	Veeco Instruments Inc. *	4,020,000
		8,003,500	4.76%

Surgical & Medical Instruments & Apparatus
404,001	AngioDynamics, Inc. *	3,700,649
60,900	AtriCure, Inc. *	1,861,104
240,000	Integra LifeSciences Holdings Corporation *	5,443,200
602,731	MiMedx Group, Inc. *	5,798,272
300,000	Orthofix Medical, Inc. *	5,238,000
250,000	SI-BONE, Inc. *	3,505,000
300,000	Tactile Systems Technology, Inc. *	5,139,000
		30,685,225	18.27%

Telephone & Telegraph Apparatus
600,000	ADTRAN Holdings, Inc. *	4,998,000	2.98%

Women's, Misses', and Juniors Outerwear
200,000	J.Jill, Inc.	5,524,000	3.29%

Total for Common Stocks (Cost $86,691,155)		158,819,985	94.55%

CONTINGENT VALUE RIGHTS
300,000	Pacira BioSciences Inc. Contigent Value Rights * +	114,000	0.07%
Total for Contingent Value Rights (Cost $186,000)

MONEY MARKET FUNDS
9,312,373	Goldman Sachs FS Government Fund Institutional
	Class 4.36% **	9,312,373	5.54%
Total for Money Market Funds (Cost $9,312,373)

Total Investment Securities		168,246,358	100.16%
	(Cost $96,189,528)

Liabilities in Excess of Other Assests		(275,584)	-0.16%

Net Assets		$ 167,970,774	100.00%

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at December 31, 2024.
+ Level 3.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2024	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 49,910,661	$130,393,282
Receivable for Fund Shares Sold	70	11,464
Dividends Receivable	19,153	101,538
Total Assets	49,929,884	130,506,284
Liabilities:
Payable for Fund Shares Redeemed	-	26,038
Payable to Advisor	66,029	131,632
Total Liabilities	66,029	157,670
Net Assets	$ 49,863,855	$130,348,614
Net Assets Consist of:
Paid In Capital	$ 17,903,116	$ 79,462,291
Total Distributable Earnings	31,960,739	50,886,323
Net Assets	$ 49,863,855	$130,348,614

Net Asset Value, Offering and Redemption Price (Note 2)	$ 55.22	$ 80.66

* Investments at Identified Cost	$ 17,935,030	$ 78,451,091

Shares Outstanding (Unlimited number of shares	902,988	1,616,058
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2024

Investment Income:
Dividends (Net of foreign taxes of $0 and $0, respectively)	$ 526,687	$ 1,448,956
Total Investment Income	526,687	1,448,956
Expenses:
Investment Advisor Fees	770,560	1,868,446
Total Expenses	770,560	1,868,446
Less: Expenses Waived	-	(435,971)
Net Expenses	770,560	1,432,475

Net Investment Income (Loss)	(243,873)	16,481

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	6,427,259	3,637,942
Net Change in Net Unrealized Appreciation on Investments	(85,021)	15,259,500
Net Realized and Unrealized Gain on Investments	6,342,238	18,897,442

Net Increase in Net Assets from Operations	$ 6,098,365	$ 18,913,923

The accompanying notes are an integral part of these financial statements.

Paradigm Funds

Statement of Assets and Liabilities	Micro-Cap
December 31, 2024	Fund

Assets:
Investment Securities at Fair Value*	$ 168,246,358
Receivable for Fund Shares Sold	117,255
Dividends Receivable	102,210
Total Assets	168,465,823
Liabilities:
Payable for Fund Shares Redeemed	312,810
Payable to Advisor	182,239
Total Liabilities	495,049
Net Assets	$ 167,970,774
Net Assets Consist of:
Paid In Capital	$ 95,965,987
Total Distributable Earnings	72,004,787
Net Assets	$ 167,970,774

Net Asset Value, Offering and Redemption Price (Note 2)	$ 54.48

* Investments at Identified Cost	$ 96,189,528

Shares Outstanding (Unlimited number of shares	3,082,921
authorized without par value)

Statement of Operations
For the fiscal year ended December 31, 2024

Investment Income:
Dividends (Net of foreign taxes $0)	$ 829,255
Total Investment Income	829,255
Expenses:
Investment Advisor Fees	2,037,790
Total Expenses	2,037,790

Net Investment Loss	(1,208,535)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	10,996,156
Net Change in Net Unrealized Appreciation on Investments	10,619,147
Net Realized and Unrealized Gain on Investments	21,615,303

Net Increase in Net Assets from Operations	$ 20,406,768

The accompanying notes are an integral part of these financial statements.

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2024	1/1/2023	1/1/2024	1/1/2023
	to	to	to	to
	12/31/2024	12/31/2023	12/31/2024	12/31/2023
From Operations:
Net Investment Income (Loss)	$ (243,873)	$ (228,964)	$ 16,481	$ 356,349
Net Realized Gain (Loss) on Investments	6,427,259	3,218,979	3,637,942	(1,353,410)
Net Change in Unrealized Appreciation on Investments	(85,021)	3,073,192	15,259,500	25,418,355
Net Increase in Net Assets from Operations	6,098,365	6,063,207	18,913,923	24,421,294

From Distributions to Shareholders:	(6,037,857)	(3,099,373)	(23,415)	(348,479)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,635,894	1,554,253	14,562,413	25,248,028
Proceeds from Redemption Fees (Note 2)	720	1,282	10,753	7,591
Shares Issued on Reinvestment of Dividends	5,929,185	3,046,672	22,745	337,762
Cost of Shares Redeemed	(8,333,601)	(5,515,163)	(17,460,873)	(28,833,853)
Net Decrease from Shareholder Activity	(767,802)	(912,956)	(2,864,962)	(3,240,472)

Net Increase (Decrease) in Net Assets	(707,294)	2,050,878	16,025,546	20,832,343

Net Assets at Beginning of Year	50,571,149	48,520,271	114,323,068	93,490,725

Net Assets at End of Year	$49,863,855	$50,571,149	$130,348,614	$114,323,068

Share Transactions:
Issued	27,447	28,659	190,568	406,475
Reinvested	107,471	54,019	282	4,842
Redeemed	(139,485)	(102,469)	(228,941)	(469,268)
Net Decrease in Shares	(4,567)	(19,791)	(38,091)	(57,951)
Shares Outstanding Beginning of Year	907,555	927,346	1,654,149	1,712,100
Shares Outstanding End of Year	902,988	907,555	1,616,058	1,654,149

The accompanying notes are an integral part of these financial statements.

Paradigm Funds

Statements of Changes in Net Assets	Micro-Cap Fund

	1/1/2024	1/1/2023
	to	to
	12/31/2024	12/31/2023
From Operations:
Net Investment Loss	$ (1,208,535)	$ (1,048,105)
Net Realized Gain (Loss) on Investments	10,996,156	413,059
Net Change in Unrealized Appreciation on Investments	10,619,147	21,899,783
Net Increase (Decrease) in Net Assets from Operations	20,406,768	21,264,737

From Distributions to Shareholders:	(10,148,863)	-

From Capital Share Transactions:
Proceeds From Sale of Shares	11,761,916	26,403,688
Proceeds from Redemption Fees (Note 2)	8,589	9,050
Shares Issued on Reinvestment of Dividends	10,026,592	-
Cost of Shares Redeemed	(17,155,302)	(7,936,099)
Net Increase (Decrease) from Shareholder Activity	4,641,795	18,476,639

Net Increase in Net Assets	14,899,700	39,741,376

Net Assets at Beginning of Year	153,071,074	113,329,698

Net Assets at End of Year	$167,970,774	$153,071,074

Share Transactions:
Issued	214,720	548,374
Reinvested	184,380	-
Redeemed	(313,391)	(167,276)
Net Increase (Decrease) in Shares	85,709	381,098
Shares Outstanding Beginning of Year	2,997,212	2,616,114
Shares Outstanding End of Year	3,082,921	2,997,212

The accompanying notes are an integral part of these financial statements.

Paradigm Value Fund

Financial Highlights

Selected data for a share outstanding throughout each year:	1/1/2024		1/1/2023		1/1/2022	1/1/2021	1/1/2020
	to		to		to	to	to
	12/31/2024		12/31/2023		12/31/2022	12/31/2021	12/31/2020

Net Asset Value - Beginning of Year	$ 55.72		$ 52.32		$ 71.43	$ 56.29	$ 48.83
Net Investment Loss (a)	(0.28)		(0.26)		(0.29)	(0.53)	(0.14)
Net Gain (Loss) on Investments (Realized and Unrealized)	7.32		7.27		(14.28)	17.56	8.81
Total from Investment Operations	7.04		7.01		(14.57)	17.03	8.67

Distributions (From Net Investment Income)	-		-		-	-	(0.04)
Distributions (From Capital Gains)	(7.54)		(3.61)		(4.55)	(1.91)	(1.18)
Total Distributions	(7.54)		(3.61)		(4.55)	(1.91)	(1.22)
Proceeds from Redemption Fees (Note 2)	-	+	-	+	0.01	0.02	0.01

Net Asset Value - End of Year	$ 55.22		$ 55.72		$ 52.32	$ 71.43	$ 56.29
Total Return (b)	12.65%		13.31%		(20.42)%	30.30%	17.78%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 49,864		$ 50,571		$ 48,520	$ 76,200	$ 57,693

Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.47)%		(0.48)%		(0.50)%	(0.78)%	(0.32)%

Portfolio Turnover Rate	25.56%		12.04%		1.87%	10.61%	11.64%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Paradigm Select Fund

Financial Highlights

Selected data for a share outstanding throughout each year:	1/1/2024	1/1/2023		1/1/2022	1/1/2021	1/1/2020
	to	to		to	to	to
	12/31/2024	12/31/2023		12/31/2022	12/31/2021	12/31/2020

Net Asset Value - Beginning of Year	$ 69.11	$ 54.61		$ 74.25	$ 56.71	$ 45.04
Net Investment Income (Loss) (a)	0.01	0.22		(0.02)	(0.19)	(0.11)
Net Gain (Loss) on Investments (Realized and Unrealized)	11.54	14.49		(19.64)	17.78	11.83
Total from Investment Operations	11.55	14.71		(19.66)	17.59	11.72

Distributions (From Net Investment Income)	(0.01)	(0.21)		-	-	-	+
Distributions (From Capital Gains)	-	-		(0.01)	(0.13)	(0.06)
Total Distributions	(0.01)	(0.21)		(0.01)	(0.13)	(0.06)
Proceeds from Redemption Fees (Note 2)	0.01	-	+	0.03	0.08	0.01

Net Asset Value - End of Year	$ 80.66	$ 69.11		$ 54.61	$ 74.25	$ 56.71
Total Return (b)	16.73%	26.94%		(26.44)%	31.16%	26.05%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$130,349	$114,323		$ 93,491	$148,527	$ 64,970

Before Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%		1.50%	1.50%	1.50%
After Waiver
Ratio of Expenses to Average Net Assets (c)	1.15%	1.15%		1.15%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	0.01%	0.36%		(0.04)%	(0.28)%	(0.26)%

Portfolio Turnover Rate	15.11%	21.49%		29.45%	8.64%	11.10%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor. See Note 4.
+ Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Paradigm Micro-Cap Fund

Financial Highlights

Selected data for a share outstanding throughout each year:	1/1/2024		1/1/2023		1/1/2022	1/1/2021	1/1/2020
	to		to		to	to	to
	12/31/2024		12/31/2023		12/31/2022	12/31/2021	12/31/2020

Net Asset Value - Beginning of Year	$ 51.07		43.32		54.57	43.13	$ 30.91
Net Investment Loss (a)	(0.41)		(0.39)		(0.41)	(0.47)	(0.15)
Net Gain (Loss) on Investments (Realized and Unrealized)	7.31		8.14		(10.85)	12.51	14.63
Total from Investment Operations	6.90		7.75		(11.26)	12.04	14.48

Distributions (From Net Investment Income)	-		-		-	-	-
Distributions (From Capital Gains)	(3.49)		-		-	(0.61)	(2.26)
Total Distributions	(3.49)		-		-	(0.61)	(2.26)
Proceeds from Redemption Fees (Note 2)	-	+	-	+	0.01	0.01	-	+

Net Asset Value - End of Year	$ 54.48		$ 51.07		$ 43.32	$ 54.57	$ 43.13
Total Return (b)	13.52%		17.89%		(20.62)%	27.94%	46.85%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$167,971		$153,071		$113,330	$160,046	$ 98,405

Ratio of Expenses to Average Net Assets	1.25%		1.25%		1.25%	1.25%	1.25%
Ratio of Net Investment Loss to Average
Net Assets	(0.74)%		(0.82)%		(0.92)%	(0.91)%	(0.48)%

Portfolio Turnover Rate	47.87%		38.31%		34.91%	46.02%	81.04%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
PARADIGM FUNDS
December 31, 2024

1.) ORGANIZATION
Paradigm Funds (the “Trust”) is an open-end management investment company that was organized in Ohio as a business trust on September 13, 2002, that offers shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. Value’s investment objective is long-term capital appreciation. The Paradigm Select Fund (“Select”) commenced operations on January 1, 2005. Select’s investment objective is long-term capital appreciation. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Micro-Cap’s investment objective is long-term capital appreciation. Under normal circumstances, Micro-Cap invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Value, Select and Micro-Cap are all diversified funds. The advisor to Value, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a fund based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.

The Funds follow the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER:
Security transactions are recorded based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Funds use the highest cost basis which is a form of specific identification in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION:
Each Fund’s net asset value (the “NAV”) is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended December 31, 2024, proceeds from redemption fees were $720, $10,753 and $8,589 for Value, Select and Micro-Cap, respectively.

INCOME TAXES:
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2024, the Funds did not incur any interest or penalties.

ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. These adjustments were primarily attributed to the reclassification of net operating loss and the use of equalization for tax purposes.

Value
Paid in Capital	$145,529
Total Distributable Earnings	($145,529)

Micro-Cap
Paid in Capital	($676,578)
Total Distributable Earnings	$676,578

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks and REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Committee, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the underlying funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures, the Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 (the "1940 Act") and oversees the Valuation Committee.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2024:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 48,179,546	$ -	$ -	$ 48,179,546
Real Estate Investments	1,615,256	-	-	1,615,256
Money Market Funds	115,859	-	-	115,859
Total	$ 49,910,661	$ -	$ -	$ 49,910,661

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 117,405,998	$ -	$ -	$ 117,405,998
Real Estate Investments	1,599,800	-	-	1,599,800
Money Market Funds	11,387,484	-	-	11,387,484
Total	$ 130,393,282	$ -	$ -	$ 130,393,282

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 158,819,985	$ -	$ -	$ 158,819,985
Contingent Value Rights	-	-	114,000	114,000
Money Market Funds	9,312,373	-	-	9,312,373
Total	$ 168,132,358	$ -	$ 114,000	$ 168,246,358

The Funds did not hold any material level 3 assets during the fiscal year ended December 31, 2024. As of December 31, 2024, level 3 contingent value rights held in Micro-Cap represented 0.07% of the Fund's net assets. A reconciliation of level 3 investments, including certain disclosures related to significant inputs used in valuing level 3 investments, is therefore excluded.

The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2024.

4.) INVESTMENT ADVISORY AGREEMENTS
The Trust, with respect to each of the Funds, has an investment advisory agreement (collectively the “Management Agreements”) with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which a Fund may be a party and indemnification of the Trustees and Trust officers with respect thereto. The Funds will also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the 1940 Act, as amended (none are currently authorized). The Advisor also pays the salaries and fees of all of its officers and employees that serve as Trustees and Trust Officers. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50%, 1.50% and 1.25% of the average daily net assets from Value, Select and Micro-Cap, respectively. The Advisor’s investment management fee is accrued daily and is typically paid monthly. As a result of the above calculations, for the fiscal year ended December 31, 2024, the Advisor earned management fees (before the waivers described below) totaling $770,560, $1,868,446 and $2,037,790 for Value, Select and Micro-Cap, respectively. At December 31, 2024, $66,029, $131,632 and $182,239 was due to the Advisor from Value, Select and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.15% of daily net assets through April 30, 2025. The Advisor waived $435,971 for the fiscal year ended December 31, 2024, for Select, pursuant to its contractual agreement. There is no recapture provision to this waiver.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were each paid $8,000, for a total of $32,000, in Trustees fees for the fiscal year ended December 31, 2024, for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2024, purchases and sales of investment securities other than U.S. government obligations and short-term investments were as follows:

	Value	Select	Micro-Cap
Purchases	$12,826,346	$18,158,066	$72,971,728
Sales	$18,825,515	$27,608,573	$74,048,340

There were no purchases or sales of U.S. Government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At December 31, 2024, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, for the benefit of its customers, held, in aggregate, 25.33% of Value, and therefore also may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 36.53%, of Select, and therefore may be deemed to control Select. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 66.74% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

8.) TAX MATTERS
For federal income tax purposes, at December 31, 2024, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Micro-Cap
Cost of Investments	$ 17,949,922	$ 78,508,596	$ 96,257,945

Gross Unrealized Appreciation	$ 32,161,716	$ 57,171,280	$ 73,423,429
Gross Unrealized Depreciation	(200,977)	(5,286,594)	(1,435,016)
Net Unrealized Appreciation
(Depreciation) on Investments	$ 31,960,739	$ 51,884,686	$ 71,988,413

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	Fiscal Year Ended		Fiscal Year Ended
	December 31, 2024		December 31, 2023
Value
Ordinary Income	$ -		$ -
Long-term Capital Gain	6,037,857		3,099,373
	$ 6,037,857		$ 3,099,373

Select
Ordinary Income	$ 23,415		$ 348,479
Long-term Capital Gain	-		-
	$ 23,415		$ 348,479

Micro-Cap
Ordinary Income	$ -		$ -
Long-term Capital Gain	10,148,863		-
	$ 10,148,863		$ -

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

		Value	Select
Accumulated Undistributed Ordinary Income		$ -	$ 88
Short-Term Capital Loss Carryforward		-	(998,451)
Net Unrealized Appreciation		31,960,739	51,884,686
		$ 31,960,739	$ 50,886,323

		Micro-Cap
Accumulated Undistributed Capital Gains		$ 16,374
Net Unrealized Appreciation		71,988,413
		$ 72,004,787

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and temporary tax basis adjustments resulting from underlying investment mergers. All capital loss carryforwards have no expiration. Select utilized $1,397,240 of Short-Term Capital Loss Carryforward and $2,195,344 of Long-Term Capital Loss Carryforward during the year ended December 31, 2024. Micro Cap utilized $298,962 of Short-Term Capital Loss Carryforward during the fiscal year ended December 31, 2024.

9.) SECTOR CONCENTRATION RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of a Fund than would be the case if a Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2024, Value had 29% and 26% of investments held invested in stocks within the Health Care and the Information Technology sectors, respectively; Select had 30% and 25% of its investments held invested in stocks within the Industrials and Information Technology sectors, respectively; and Micro-Cap had 33% and 28% of its investments held invested in stocks within the Health Care and Information Technology sectors, respectively.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Paradigm Funds

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds comprising Paradigm Value Fund, Paradigm Select Fund, and Paradigm Micro-Cap Fund (the “Funds”) as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2004.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 19, 2025

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7. The registrant paid the Chief Compliance Officer $0 for the fiscal year ended December 31, 2024.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)) are effective in design and operation.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir
Candace King Weir
President

Date: 02-20-2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir
Candace King Weir
President (Principal Executive Officer)

Date: 02-20-2025

By: /s/ Robert A. Benton
Robert A. Benton
Chief Financial Officer (Principal Financial Officer)

Date: 2/21/2025